UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2005

Cypress Communications Holding Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30401	36-4166222
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

15 Piedmont Center, Suite 100
Atlanta, Georgia 30305
(Address of principal executive offices) (Zip Code)

(404) 869-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

      On March 15, 2005, Cypress Communications Holding Co., Inc. (the “Company”) announced that its stockholders had approved the previously announced Agreement and Plan of Merger pursuant to which TechInvest Holding Company, Inc., an affiliate of Arcapita, Inc., (formerly Crescent Capital Investments, Inc.), will acquire the Company through the merger of its wholly-owned subsidiary with and into the Company, and the Company becoming a wholly-owned subsidiary of TechInvest Holding Company.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits.

      Exhibit 99.1 Press release issued by Cypress Communications Holding Co., Inc. on March 15, 2005

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Communications Holding Co., Inc. (Registrant)
By:	/s/ Gregory P. McGraw
Gregory P. McGraw
President and Chief Executive Officer

Date: March 15, 2005

Exhibits

Exhibit No.	Description

99.1	Press release issued by Cypress Communications Holding Co., Inc. on March 15, 2005